UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 1, 2009

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On May 14, 2009, Seagate Technology (the “Company”) filed a Current Report on Form 8-K disclosing the expected merger (the “Merger”) of Maxtor Corporation, an indirect wholly-owned subsidiary of the Company incorporated in Delaware (“Maxtor”), with Seagate Technology (US) Holdings, Inc., also an indirect wholly-owned subsidiary of the Company incorporated in Delaware (“STUS”).

On June 1, 2009, in connection with the consummation of the Merger, the Company entered into second supplemental indentures (collectively, the “Supplemental Indentures”) with Maxtor, STUS and U.S. Bank National Association, as trustee, amending and supplementing the indentures (collectively, as amended and supplemented, the “Indentures”) governing: (i) Maxtor’s 2.375% Convertible Senior Notes due August 15, 2012 (the “2.375% Notes”); (ii) Maxtor’s 6.80% Convertible Senior Notes due April 30, 2010 (the “6.80% Notes”); and (iii) Maxtor’s 5.75% Convertible Subordinated Debentures due March 1, 2012 (together with the 2.375% Notes and the 6.80% Notes, the “Notes”).

Pursuant to the Supplemental Indentures, STUS succeeded to, and assumed all of the obligations of, Maxtor under the Indentures and the Notes, Maxtor was discharged and released from all of its obligations under the Indentures and the Notes and the Company agreed to fully and unconditionally guarantee all of the obligations of STUS under the Indentures and the Notes, including the due and punctual payment of principal and interest.

The description of the Supplemental Indentures contained herein is qualified in its entirety by reference to the Supplemental Indentures, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Second Supplemental Indenture, dated as of June 1, 2009, among Seagate Technology, Maxtor Corporation, Seagate Technology (US) Holdings, Inc. and U.S. Bank National Association, amending and supplementing the Indenture dated as of August 15, 2005, as amended and supplemented by that First Supplemental Indenture dated as of May 19, 2006

10.2	Second Supplemental Indenture, dated as of June 1, 2009, among Seagate Technology, Maxtor Corporation, Seagate Technology (US) Holdings, Inc. and U.S. Bank National Association, amending and supplementing the Indenture dated as of May 7, 2003, as amended and supplemented by that First Supplemental Indenture dated as of May 19, 2006

10.3	Second Supplemental Indenture, dated as of June 1, 2009, among Seagate Technology, Maxtor Corporation, Seagate Technology (US) Holdings, Inc. and U.S. Bank National Association, amending and supplementing the Indenture dated as of March 1, 1987, as amended and supplemented by that First Supplemental Indenture dated as of January 11, 1996

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY

By:	/s/ PATRICK J. O’MALLEY
Name:	Patrick J. O’Malley
Title:	Executive Vice President and Chief Financial Officer

Date: June 1, 2009

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